SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) July 2, 2003

SED International Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

GEORGIA	0-16345	22-2715444

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4916 NORTH ROYAL ATLANTA DRIVE
TUCKER, GEORGIA 30085

(Address of principal executive offices)

(770) 491-8962

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

SIGNATURE
EX-99.1 PRESS RELEASE DATED JULY 2, 2003

Item 5. Other Events

The Board of Directors has elected a new Chairman of the Board and Chief Executive Officer.

Jean Diamond has been appointed Chairman of the Board of Directors of SED International Holdings, Inc. Mrs. Diamond is a co-founder of the Company and has been an integral part of the Company since its inception. She will continue her operational responsibilities in SED International, Inc., as Executive Vice President.

Mark Diamond has been appointed as Chief Executive Officer of SED International Holdings, Inc. Mr. Diamond has been the Company’s President and Chief Operating Officer since November 1998. He is a fifteen-year veteran of the Company and will continue to serve on SED International Holdings, Inc. Board of Directors.

Item 7. Financial Statements, Pro Forma Statement and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

99.1. Press Release dated July 2, 2003 relating to the appointment of Jean Diamond as Chairman of the Board of SED International Holdings, Inc. and Mark Diamond as Chief Executive Officer of SED International Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2003	SED INTERNATIONAL HOLDINGS, INC.

	By:	Philip Flynt, Chief Financial Officer